Dear Sirs/Madams:

     On the morning of June 25, 1998 we inadvertently filed an N-30D under the wrong CIK. The incorrect CIK listed was 885092 and received the accession # 1047469-98-25246.

     We apologize for the inconvenience and respectfully request that this filing be removed from the EDGAR system. Thank you for your time.